Summary prospectus supplement	February 6, 2012

Putnam Global Financials Fund Summary Prospectus dated December 30,
2011

Effective as of February 1, 2012, the section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now David Morgan and Jacquelyne Cavanaugh.

Mr. Morgan joined the portfolio team in December 2008 and is an Analyst.

Ms. Cavanaugh joined the portfolio team in February 2012 and is an Analyst.

272904 - 2/12